INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT
dated as of June 28, 2011,
relating to the
CREDIT AGREEMENT
dated as of April 30, 2011,
among
TEREX CORPORATION,
THE SUBSIDIARIES OF TEREX PARTY THERETO,
THE LENDERS PARTY THERETO
and
CREDIT SUISSE AG,
as Administrative Agent and Collateral Agent
________________
CREDIT SUISSE SECURITIES (USA) LLC,

GOLDMAN SACHS LENDING PARTNERS LLC,

RBS SECURITIES INC.

and

UBS SECURITIES LLC,

as Co-Lead Arrangers

and Joint Bookrunners

INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT dated as of June 28, 2011 (this “Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, with company number 02962659, a limited company organized under the laws of England (the “U.K. Borrower”), TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY, with company number 327184, a company organized under the laws of the Republic of Ireland (the “European Borrower”), TEREX LIFTING AUSTRALIA PTY LTD (ACN 010 671 048), a company organized under the laws of Australia and registered in Queensland, Australia (the “Australian Borrower”), and TEREX ITALIA S.R.L., a company organized under the laws of the Republic of Italy (the “Italian Borrower” and, together with the U.K. Borrower, the European Borrower and the Australian Borrower, the “Existing Subsidiary Borrowers”; Terex, together with the Existing Subsidiary Borrowers, the “Borrowers”), the Incremental Revolving Credit Lenders (as defined below) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”).
A. Reference is made to the Credit Agreement dated as of April 30, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Terex, the lenders from time to time party thereto and the Administrative Agent.
B. Pursuant to Section 2.27 of the Credit Agreement, Terex has requested that the persons set forth on Schedule I hereto (the “Incremental Revolving Credit Lenders”) provide Revolving Credit Commitments under the Credit Agreement (the “Incremental Revolving Credit Commitments”) to the Borrowers in an aggregate amount equal to $500,000,000, consisting of Domestic Revolving Credit Commitments in an aggregate amount equal to $250,000,000 and Multicurrency Revolving Credit Commitments in an aggregate amount equal to $250,000,000.
C. The Incremental Revolving Credit Lenders are willing to provide the Borrowers with the Incremental Revolving Credit Commitments on the terms and subject to the conditions set forth herein and in the Credit Agreement.
D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2. Terms and Conditions. The Incremental Revolving Credit Commitments evidenced hereby shall have the following terms and conditions:

Commitments:	Each Incremental Revolving Credit Lender shall have the Incremental Revolving Credit Commitment set forth opposite its name on Schedule I hereto.
Revolving Credit Commitment Effective Date:	June 28, 2011 (the “Revolving Credit Commitment Effective Date”).
Applicable Percentages:
The Applicable Percentages for Revolving Loans and the Facility Fee shall be based upon the Consolidated Leverage Ratio as set forth below.

Category 1
If the Consolidated Leverage Ratio is greater than or equal to 3.00 to 1.00, the Applicable Percentage shall be 4.00% for Eurocurrency Loans, 3.00% for ABR Loans and 0.50% for the Facility Fee.
Category 2
If the Consolidated Leverage Ratio is greater than or equal to 1.50 to 1.00 but less than 3.00 to 1.00, the Applicable Percentage shall be 3.75% for Eurocurrency Loans, 2.75% for ABR Loans and 0.50% for the Facility Fee.
Category 3
If the Consolidated Leverage Ratio is less than 1.50 to 1.00, the Applicable Percentage shall be 3.50% for Eurocurrency Loans, 2.50% for ABR Loans and 0.50% for the Facility Fee.
Each change in the Applicable Percentage resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans, Commitments and Letters of

Credit on the date of delivery to the Administrative Agent of the financial statements and certificate required by Section 5.04(a) or (b) and Section 5.04(c) of the Credit Agreement, respectively, based upon the Consolidated Leverage Ratio as of the end of the most recent fiscal quarter included in such financial statements so delivered, and shall remain in effect until the date immediately preceding the next date of delivery of such financial statements and certificate indicating another such change. Notwithstanding the foregoing, at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.

Upfront Fee:
Terex will pay upfront fees to each Incremental Revolving Credit Lender on the later of the Funding Date and the Revolving Credit Commitment Effective Date in an amount equal to 1.0% of the aggregate principal amount of Incremental Revolving Credit Commitments held by such Incremental Revolving Credit Lender on such date.

General:
The Incremental Revolving Credit Commitments described above shall constitute “Revolving Credit Commitments” for all purposes of the Credit Agreement and the other Loan Documents, and each Incremental Revolving Credit Lender shall be a Revolving Credit Lender with respect to its Incremental Revolving Credit Commitment for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 3. Certain Agreements. Notwithstanding anything to the contrary set forth in the Credit Agreement:
(a) Neither the Italian Borrower nor the Australian Borrower shall be entitled to request any Borrowing pursuant to Section 2.01(b) of the Credit Agreement, it being agreed that the making of A/C Fronted Loans pursuant to Section 2.24 of the Credit Agreement is the exclusive method for the funding of Loans to such Borrowers under the Credit Agreement;

(b) Terex shall provide the Administrative Agent and the Revolving Credit Lenders of the applicable Class at least five Business Days' notice of the designation of a new Subsidiary Borrower pursuant to Section 9.22. Any proposed Subsidiary Borrower that is a Domestic Subsidiary or that is organized in the same jurisdiction as an existing Borrower (subject to paragraph (a) of this Section, in the case of Subsidiary Borrowers organized in Australia or Italy) may become a Subsidiary Borrower in accordance with Section 9.22 of the Credit Agreement. Any other proposed Subsidiary Borrower shall be subject to the prior written consent of each Multicurrency Revolving Credit Lender (not to be unreasonably withheld or delayed);
(c) any L/C Participation Fees payable on account of the Australian Borrower or the Italian Borrower shall be payable by Terex; and
(d)  RBS Securities Inc. and UBS Securities LLC, in their capacities as co-lead arrangers and joint bookruners, shall be additional “Lead Arrangers” (collectively, the “Additional Lead Arrangers”) under the Credit Agreement for all purposes thereof, it being agreed that without the consent of each Additional Lead Arranger and each Initial Lead Arranger (as defined below), the letter agreement dated as of April 30, 2011 (the “Maximum Transaction Amount Agreement”), among Terex, Credit Suisse Securities (USA) LLC (“CS”) and Goldman Sachs Lending Partners LLC (together with CS, the “Initial Lead Arrangers”), relating to the Maximum Transaction Amount, may not be amended in any manner that would result in an increase of the Maximum Transaction Amount.
SECTION 4. Borrower Subsidiary Agreement. Terex and the Existing Subsidiary Borrowers desire that each Existing Subsidiary Borrower become a Borrower under the Multicurrency Revolving Credit Commitments. Terex represents and warrants that each Existing Subsidiary Borrower is a wholly owned Restricted Subsidiary. Terex and each Existing Subsidiary Borrower represents and warrants that the representations and warranties of Terex in the Credit Agreement relating to the Existing Subsidiary Borrowers and in this Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date. Terex agrees that the Guarantee of Terex to be contained in the Guarantee and Collateral Agreement shall apply to the Obligations of each Existing Subsidiary Borrower. Upon execution of this Agreement by Terex, each Existing Subsidiary Borrower and the Administrative Agent and the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, each Existing Subsidiary Borrower shall be a party to the Credit Agreement and shall constitute a “Subsidiary Borrower” and a “Borrower” for all purposes thereof, and each hereby agrees to be bound by all provisions of the Credit Agreement. This Agreement shall constitute a “Borrowing Subsidiary Agreement” for all purposes of the Credit Agreement.

SECTION 5. Effectiveness. This Agreement and the Incremental Revolving Credit Commitments shall become effective as of the Revolving Credit Commitment Effective Date on the date on which the following conditions shall be satisfied:

(a) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of (i) the General Counsel of Terex, (ii) Bryan Cave LLP, counsel for Terex, and (iii) local counsel for each of Existing Subsidiary Borrowers, in each case (A) dated the Revolving Credit Commitment Effective Date, (B) addressed to the Administrative Agent and the Lenders and (C) covering such matters as the Administrative Agent shall reasonably request, and the Borrowers hereby request such counsel to deliver such opinions.
(b) The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) each Borrower and (ii) each Incremental Revolving Credit Lender.
(c) The Administrative Agent shall have received a certificate, dated the Revolving Credit Commitment Effective Date and signed by a Financial Officer of Terex, confirming the conditions set forth in paragraphs (b) and (c) of Section 4.03 of the Credit Agreement (the term “Credit Event” used therein shall mean, for the purpose of this paragraph (c), the effectiveness of the Incremental Revolving Credit Commitments).
(d) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Revolving Credit Commitment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out‑of‑pocket expenses required to be reimbursed or paid by Terex under the Credit Agreement or under any other Loan Document.
(e) The Administrative Agent shall have received for each Existing Subsidiary Borrower, such corporate documentation (including all applicable “know your customer” documentation), charter documents, by-laws and resolutions (in each case, consistent with those provided or required to be provided by Terex under Sections 4.01 and 4.02 of the Credit Agreement on the Effective Date and the Funding Date, respectively, modified as appropriate for the jurisdiction in question or otherwise as may be agreed to by the Administrative Agent).
(f) Without the consent of each Additional Lead Arranger and each Initial Lead Arranger, the Maximum Transaction Amount Agreement shall not have been amended in any manner that has resulted, or could result, in an increase of the Maximum Transaction Amount.

SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.
SECTION 8. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 9. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,
by

Name:
Title:

NEW TEREX HOLDINGS UK LIMITED,
by

Name:
Title:

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY,
by

Name:
Title:

TEREX Lifting AUSTRALIA PTY LTD,
by

Name:
Title:

by

Name:
Title:

TEREX ITALIA S.R.L.,
by

Name:
Title:

[Terex Incremental Revolving Credit Assumption Agreement Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Revolving Credit Lender and as Administrative Agent,

by

Name:
Title:

by

Name:
Title:

[Terex Incremental Revolving Credit Assumption Agreement Signature Page]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN, RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF APRIL 30, 2011.

NAME OF LENDER:

by

Name:
Title:

[Terex Incremental Revolving Credit Assumption Agreement Signature Page]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN, RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF APRIL 30, 2011.

NAME OF LENDER:

by

Name:
Title:

[Terex Incremental Revolving Credit Assumption Agreement Signature Page]

SIGNATURE PAGE TO INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN, RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF APRIL 30, 2011.

NAME OF LENDER:

by

Name:
Title:

by

Name:
Title:

[Terex Incremental Revolving Credit Assumption Agreement Signature Page]

SCHEDULE I

Incremental Revolving Credit Lenders; Incremental Revolving Credit Commitments

Lender	Domestic Revolving Credit Commitment	Multicurrency Revolving Credit Commitment	Total Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$35,714,285.71	$35,714,285.71	$71,428,571.43
Goldman Sachs Lending Partners LLC	$35,714,285.71	$35,714,285.71	$71,428,571.43
UBS Loan Finance LLC	$35,714,285.71	$35,714,285.71	$71,428,571.43
The Royal Bank of Scotland plc	$35,714,285.71	$35,714,285.71	$71,428,571.43
Commerzbank AG, New York and Grand Cayman Branches	$35,714,285.71	$35,714,285.71	$71,428,571.43
Crédit Agricole Corporate and Investment Bank	$23,809,523.81	$23,809,523.81	$47,619,047.62
Bank of America, N.A.	$23,809,523.81	$23,809,523.81	$47,619,047.62
Barclays Bank PLC	$23,809,523.81	$23,809,523.81	$47,619,047.62
TOTAL	$250,000,000.00	$250,000,000.00	$500,000,000.00